CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE AND CONSULTING PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended April 30, 2014 (the “Report”) of Alternative Energy Partners, Inc., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, we, Mario Barrera, the Chief Executive Officer of the Registrant, and John Burke, the Consulting Principal Accounting Officer, hereby certify, to the best of their knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 23, 2014

  /s/ Mario Barrera

Mario Barrera

Chief Executive Officer

  /s/ John F. Burke

John F. Burke

Consulting Principal Accounting Officer